UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2004

GOLDSPRING, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-32429	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8585 East Hartford Drive, Suite 400, Scottsdale, Arizona 85255 (Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 505-4040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[      ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[      ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

[      ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[      ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 10, 2004, the Company’s Board of Directors elected Jerrie W. Gasch as a director of the Company to fill a vacancy created by the resignation of Anthony E. Applebaum on August 18, 2004. There was no arrangement or understanding pursuant to which Mr. Gasch was elected as a director, and there are no related party transactions between Mr. Gasch and the Company. It is currently anticipated that Mr. Gasch will serve on the Company’s Audit, Nominating and Corporate Governance, and Compensation Committees.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On September 10, 2004, the Board of Directors amended and restated the Company’s Bylaws in their entirety. A copy of the Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and are hereby incorporated by reference to this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number
3.2	Amended and Restated Bylaws of the Registrant

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2004	GOLDSPRING, INC.
	By:	/s/ Robert T. Faber
Robert T. Faber President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number
3.2	Amended and Restated Bylaws of the Registrant

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